[GRAPHIC]

                                  ARIEL MUTUAL FUNDS

                                  Quarterly Report
                                  June 30, 1997

                              THE PATIENT INVESTOR  [LOGO]



                                  Ariel Appreciation Fund

                                  Ariel Growth Fund

                                  Ariel Premier Bond Fund

THE TORTOISE AND THE HARE

ONE DAY A HARE WAS MAKING FUN OF A TORTOISE FOR BEING SO SLOW UPON HIS FEET. "WAIT A BIT," SAID THE TORTOISE, "I'LL RUN A RACE WITH YOU, AND I'LL WAGER THAT I'LL WIN." THE HARE, WHO WAS MUCH AMUSED AT THE IDEA, SAID "LET'S
TRY AND SEE..." WHEN THE TIME CAME BOTH STARTED OFF TOGETHER...THE HARE NEARLY TURNED A SOMERSAULT IN HIS HASTE, WHILE THE TORTOISE BEGAN AT A SLOW BUT STEADY PACE. MEANWHILE THE TORTOISE KEPT PLODDING ON...


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                              Table of Contents


Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601

800.292.7435
312.726.0140
Fax 312.726.7473


FOR A FREE INVESTMENT KIT ON ANY OF THE ARIEL MUTUAL FUNDS, INCLUDING A PROSPECTUS CONTAINING MORE INFORMATION, PLEASE CALL 1-800-29-ARIEL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


The Patient Investor                        2

Company in Focus                            6

Company Updates                             8

Ariel Equity Funds                         12

Schedule of Equity Investments             14

Equity Statistical Summary                 20

Ariel Bond Fund                            22

Schedule of Bond Investments               24

Board of Trustees                          28

                                SLOW AND STEADY WINS THE RACE.-AESOP
                  THE PATIENT INVEST[LOGO]R  -Registered Trademark-

DEAR FELLOW SHAREHOLDER: For the second quarter ending June 30, 1997, the Ariel Growth Fund gained 12.88%, while the Ariel Appreciation Fund fared even better with a return of 14.59%. These results fell somewhat short of both the broader market as represented by the S&P 500 Index and the small and mid-cap stocks of the Russell 2500 Index, which rose 17.46% and 15.11% respectively for the same three months. Year-to-date through June, however, the Ariel Growth Fund remains significantly ahead of its small-cap peers, posting a 14.08% return versus 11.25% for the Russell 2500 Index. The Ariel Appreciation Fund has likewise shown strong results with a year-to-date return of 14.19%.

TO SELL OR NOT TO SELL

For many, current market frenzy has prompted the question: Is it time to sell? Each day, many investors pace and nail-bite, wondering if the seemingly inexhaustible bull will finally run its course. Such panic is only fueled by cover stories like the August 1997 issue of MONEY MAGAZINE, which advises investors to immediately sell 20% of their stock portfolios. Our answer to nervous inquiries is simple-institutional and individual investors alike must stick with their asset allocation decisions for the long term and resist the urge to time the market based upon current sentiment. As for the media's dramatic pronouncements, they can as easily be contrarian indicators. Who can forget BUSINESSWEEK'S August 13, 1979 cover, "The Death of Equities"? What's more, from countless academic studies to anecdotal experiences of investment gurus, successful market timing has been repeatedly exposed as an anomaly. As Burton Malkiel proves so eloquently in A RANDOM WALK DOWN WALL STREET, "You cannot predict future stock prices on the basis of past stock prices . . . you cannot even utilize public information to predict future prices . . .

2
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                                                                       [GRAPHIC]

everything that is known, or even knowable, has already been reflected in present prices."

With Malkiel's words in mind, we believe the likelihood of a correction is inversely correlated to the frequency with which such predictions are publicly made. Therefore, rather than reacting to press warnings, we advise investors to use the media as a tool to gauge a stock's popularity. How well information is disseminated, absorbed by the market and ultimately reflected in a company's stock price can decisively affect an investment. We practice what we preach. As you know, we are voracious readers -painstakingly inspecting more than 150 journals and periodicals each month. Titles range from popular magazines such as WORTH, SMART MONEY and FORTUNE to industry-specific journals that include CRUISE INDUSTRY NEWS, WHOLESALE DRUGS, and NATION'S RESTAURANT NEWS. If our holdings are frequently covered, they are reviewed. Similarly, we also scrutinize our competitors, using Morningstar's PRINCIPIA database to survey, on a regular basis, the top thirty holdings of other managers, thereby measuring the popularity of our own favorites.

SELLING WITH PRECISION

While we do not lend media warnings much credence, we do not advise maintaining a portfolio of expensive stocks either. As you are well aware, to substantially reduce the price risk inherent in such a portfolio, we always advocate value investing. And while a popular, well-publicized business is almost assuredly more expensive relative to its intrinsic value than it was when it was obscure, to be precise in our sell determination, we also evaluate other, more quantitative factors. Over the years, we have relied heavily on price/earnings multiples to help in making sell decisions. However, these multiples can be distorted by a variety of factors including depreciation or nonrecurring charges, for example, or, as we have discussed in the past, amortization of goodwill. Further, price/earnings multiples can be more or less relevant in certain industries. In order to compliment our evaluation of a company's price multiples, we turn to private market value (PMV)--the price an informed and rational buyer would pay for an entire

                                                                               3
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business. Over the years we have worked harder and harder
at refining our understanding of PMV, which takes into account, among other factors, price to cash flow estimates. Realizing the importance of such factors in our valuations, we have increasingly integrated PMV into our sell discipline. Along with popularity measures and price multiples, private market value effectively rounds out a system of checks and balances.

Consider the scenario: We own stock in a sound business, one that passes all of our criteria. Our surveillance of popularity, price multiples and PMV indicates that it remains an excellent value. When, if ever, would we sell such a holding? In his 1987 report to Berkshire Hathaway shareholders, the famed investor Warren Buffett states that he is "content [in part] to hold any security indefinitely, so long as the prospective return on equity capital of the underlying business is satisfactory [and] management is competent and honest." Similarly, we continually re-evaluate our businesses to confirm solid fundamentals and a top-flight management team. If, however, there has been a change, we will not hesitate to sell. Red flags include acquisitions, divestitures, a change in management leadership or a change in a company's competitive landscape. Thus, fundamentals-not market sentiment-remain at the heart of our investment discipline, both in purchase and sale decisions.

PORTFOLIO COMINGS AND GOINGS

Recent portfolio transactions exemplify these guidelines. As we have just discussed, we have been concerned about the expensive market. But rather than time the market, we are doing what we have systematically done for years: We reduce our stronger performers as they approach fair valuations, reinvesting newly freed assets into stocks with greater upside potential. For example, we have recently added to our positions in Safety-Kleen (NYSE:SK), and in this report's company-in-focus, Golden Books (NASDAQ:GBFE). Both are great bargains by our standards. We are also in the process of building a new position in Allergan (NYSE:AGN), a pharmaceutical company with excellent fundamentals and a strong niche in the area of ophthalmic products. By contrast, a change in fundamentals has provoked our sale of communications conglomerate, Harte Hanks (NYSE:HH). This company recently divested of the newspaper and broadcasting properties which represented two of its most profitable businesses. Since the remaining direct marketing and shopping businesses have no barriers to entry and competition is of grave concern, the stock no longer meets our criteria.

THE WALL STREET JOURNAL recently commented that "fear-of-regret" dominates today's market and investors have therefore forgotten "how to pull the trigger" (July 28, 1997). As we wrote in the PATIENT INVESTOR just weeks before the 1987 crash, perhaps the most important lesson learned from making a sell decision is that there must be no regret for additional profits that may have been lost once a stock is sold. Those words more than rang true in October of that year. Indeed, sell decisions must be disciplined and unemotional. Like the tortoise who ignored the hare's periodic taunts, investors must move forward, uninfluenced by market movement, media headlines or fear.

ONE FINAL NOTE

We are pleased to announce the election of James W. Compton to our board of trustees. Jim serves as the President and Chief Executive Officer of the Chicago Urban League. In addition to a variety of civic affiliations, Jim also serves on the boards of several corporate and educational institutions. He is a graduate of Morehouse College, where he received a bachelor's degree in Political Science. We are delighted to have the opportunity to benefit from Jim's experience, leadership and counsel.

As always, we are most grateful for the opportunity to serve you, and welcome any questions or comments you might have.

Sincerely,


/s/   John W. Rogers, Jr.                   /S/   Eric T. McKissack, CFA
-----------------------------                ----------------------------

     John W. Rogers, Jr.                          Eric T. McKissack, CFA
     Portfolio Manager                            Portfolio Manager
     Ariel Growth Fund                            Ariel Appreciation Fund

                                                                               5
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COMPANY IN FOCUS

GOLDEN BOOKS - Registered Trademark - FAMILY ENTERTAINMENT (NASDAQ:GBFE) was established in 1910 and is the largest publisher of children's books in the United States. Golden publishes primarily under the Golden Books trademark and has published Little Golden Books, its core product line, for over 50 years. Among its best known titles are RICHARD SCARRY'S BEST WORD BOOK EVER, LITTLE LULU, and the GOLDEN TREASURY OF CHILDREN'S LITERATURE. In addition to its own titles, Golden also generates sales licensed by third parties. Properties from its five largest licensors include: Disney, DC Comics, Children's Television Workshop (SESAME STREET), Mercer Mayer (LITTLE CRITTERS) and Mattel.

GOLDEN BOOKS -Registered Trademark-
FAMILY ENTERTAINMENT

The Golden franchise has subsisted over the years despite terrible neglect. Originally dubbed Western Publishing, the company was private for many years until purchased by Mattel Inc. (NYSE: MAT) in 1979. Then, in 1984, Richard Bernstein and an investment group acquired the firm. After several years of appalling operating results, Western Publishing was sold last May to Golden Press Holdings, a company owned jointly by three venture capitalists, one of whom includes Richard E. Snyder, former chairman of Simon & Schuster and current GBFE chief executive officer. Shortly thereafter, the company's name was changed to Golden Books Family Entertainment.

STRONG AND WIDELY RECOGNIZED BRAND FRANCHISE - The strength of Golden's franchise is evident in the company's leading market share among mass merchants where Golden dominates shelf space. Further, Golden enjoys attractive barriers to entry. Successful start-ups are rarely seen in publishing because of the heavy capital costs required to create products and the difficulty inherent to establishing a brand name. Additionally, Golden's product distribution is superior and would be difficult to duplicate. Golden is not without competition, however. Some of its major competitors include Random House, Simon & Schuster and HarperCollins Publishers. With this said, significant opportunity exists for Golden to further leverage its unique franchise into new distribution channels, including specialty bookstores such as Borders Group (NYSE: BGP) and Barnes & Noble (NYSE: BKS). Additional opportunity also exists in the home video arena and with multi-media interactive products.

PRODUCT EXPANSION - Richard Snyder wants to build a focused family entertainment company that extends well beyond books. Accordingly, Golden initiated its foray into video, television and film in August 1996 by purchasing the video library and copyrights of Broadway Video Entertainment. The library titles include RUDOLPH THE RED-NOSED REINDEER, LASSIE, FELIX THE CAT, UNDERDOG and TENNESSEE

6
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TUXEDO. To date, this purchase has proven fruitful as witnessed by Golden's recently announced licensing arrangements with entertainment companies to make 26 new half-hour episodes of LASSIE, 20 new half-hour episodes of LITTLE LULU, and an original animated RUDOLPH THE RED-NOSED REINDEER feature film. The company will further leverage this acquisition by incorporating these characters into its children's books and home videos.

Beyond children's publishing and family entertainment, management intends to focus on an adult readership later this year. At that time, Golden will introduce several books focused primarily on parenting and the family. Recently, the company announced plans to publish Stephen R. Covey's THE SEVEN HABITS OF HIGHLY EFFECTIVE FAMILIES as the lead title of this new business.

SOLID MANAGEMENT TEAM - Golden's new management team is highly energized and incentivized. All team members possess significant experience in the publishing and entertainment industries. Investors may recall Richard Snyder, for example, from his days at Simon & Schuster, where he served as CEO from 1975 to 1994 and is widely credited for building the company into a global publishing powerhouse. Golden's other management team members are likewise exceptional.

Golden represents a unique opportunity for investors given management's strategy to build upon its strategic alliances and revitalize Golden's core business while expanding its product lines and distribution channels. Additionally, opportunity exists for shareholders as management leverages the characters within its entertainment group and explores licensing opportunities. At current prices, the stock is trading at a significant discount to what we perceive an informed buyer would pay for each of Golden's businesses separately (private market value). Our target price is in excess of $20 per share.

Golden's return to profitability and improved cash flow, however, is highly dependent upon the successful implementation of management's strategy to grow its children's publishing business and to become a leading family entertainment company. Given the enviable strength of the Golden franchise and the capabilities of Dick Snyder and the rest of the management team, we are confident this can be accomplished.

                                                                               7
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                                                               COMPANY UPDATES
[LOGO] PHOENIX
       DUFF & PHELPS


PHOENIX DUFF & PHELPS (NYSE:DUF) We recently sold our entire position in Phoenix Duff & Phelps. Our decision reflected serious concerns regarding the company's business strategy and its execution rather than a shift in sentiment about the money management industry. In fact, our enthusiasm for the industry remains unchanged. While Phoenix Duff & Phelps stock is inexpensive by a variety of measures, since the 1995 merger of Phoenix Home Life Insurance Company and Duff & Phelps Corporation, fundamentals have significantly lagged expectations. Duff & Phelps investment performance was generally poor in the years 1993 through 1995. With the takeover, management initiated steps to improve returns. These initiatives were met with mixed results at best, which has led to continued client defections. Additionally, Phoenix Duff & Phelps' joint venture with a Scottish money manager last year and recent acquisitions of two US investment companies are troubling with the heart of the business in need of considerable attention.

Ultimately, in 1996, poor performance caused outflows to exceed inflows by $3.3 billion, almost 10% of assets. Ironically, these outflows occurred at a time when the money management industry enjoyed record cash inflows driven by investors' desires to participate in the strong market. In the first quarter of 1997, the pattern continued; outflows approximated $800 million, reflecting little improvement in an even stronger environment. While we believe trends for Phoenix Duff & Phelps are finally beginning to improve, the pace is exceedingly and unacceptably slow. Client cash flows are not likely to turn positive in the next year.

Based upon the above factors, we rate the shares a sell.

FIRST BRANDS (NSYE:FBR) In the record-setting market of late, First Brands' stock has declined, dropping 25 percent from its 12-month high. This dip reflects disappointing earnings, the result of what we believe are temporary factors. In First Brands' largest business, GLAD bags and plastic wrap, sales have languished. We detect no changes in consumer impressions or usage, however, and no loss of market share. We attribute the weakness to above-average pantry inventories at the consumer level, likely due to strong purchasing trends during previous promotions. In First Brands' STP automotive products segment, sales are also depressed, due to sluggish reorders from Wal-Mart (NYSE:WMT). To improve its profitability, Wal-Mart has been reducing inventory across product lines. This practice typically disrupts normal reorder patterns for a one- to three-month period, which leads us to believe that STP sales could pick up shortly. Finally, in the cat litter business, First Brands is advertising to introduce a new product that features activated charcoal as a deodorizer. As with all new products, expenses precede revenues.

[LOGO]

While we are always skeptical of explanations for earnings shortfalls, we have looked closely at each of these circumstances and have concluded they should have no long-term impact. We have owned this stock since 1989 and understand its fundamentals well. In our view, Wall Street has overreacted to short-term concerns and we expect earnings growth to resume in 1998. If our work proves overly optimistic and fundamentals do not improve, these market-leading brands represent attractive acquisition candidates. In a takeover of the business, First Brands' shareholders could see values approaching $40 a share. At present, however, we view this recent dip in stock price as a buying opportunity--the shares currently sell at only 13 times our forward 12-month earnings estimate.


                                                                               9
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COMPANY UPDATES


NORTHERN TRUST COMPANY (NYSE:NTRS) Northern's fundamentals remain quite strong and are a testament to the successful execution of its niche strategy. In 1996, earnings per share rose 19 percent and are expected to grow another 15 percent by year end. The company focuses on the personal and corporate trust segments of the banking industry. These fee-based businesses are characterized by faster growth, greater consistency and higher returns than traditional lending which dominates the business mix of most banks. In the personal trust area, Northern is benefiting from record levels of new business, the maturation of newer branches in attractive sunbelt markets, and the strong market. In the corporate trust segment, growth has resulted from competitors exiting the market due to a lack of scale, technology and reputation. In each of its core businesses, Northern is one of the largest participants on a national scale and is recognized for the quality of its products and its unparalleled customer service. Additionally, the company has been successful at selling profitable incremental services, including foreign exchange and securities lending.

[LOGO]

Northern's high quality and strong fundamentals have not gone unnoticed by Wall Street. Its shares have risen roughly 80 percent over the past 12 months and 150 percent over the past two years. Even with this spectacular appreciation in its stock price, we continue to rate the shares a hold. This stance reflects our belief that the valuation does not yet fully represent Northern's superior business mix and favorable growth prospects. Further, given the consolidation wave again sweeping the financials industry, we would not be surprised to see Northern acquired by a larger institution. Our work suggests that a price in the low 60s could be realized in such a scenario. The company's stock currently sells at $48.38 per share.

10
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SAFETY-KLEEN (NYSE:SK) has been in our portfolio since early 1995. Although we are quite familiar with its fundamentals and remain enthusiastic about its long-term prospects, 1997 appears to be a challenging year for the company. In March, Safety-Kleen pre-announced an earnings disappointment, which resulted from pressure on lube oil pricing and weak results for its Oil Recovery Service unit for the first quarter 1997. As Wall Street registered its displeasure, Safety-Kleen's stock price declined 16 percent in one day. Since Oil Recovery Service is not a core business to Safety-Kleen, we believe these concerns to be overblown. Furthermore, we believe lube oil capacity and pricing pressures will be resolved in the latter half of 1997. Exxon, which exerts tremendous influence as the industry leader, lowered prices by 20 percent in an effort to shake out excess capacity. We are encouraged by the results of Exxon's moves; already approximately two-thirds of the excess capacity is nearly eliminated.

Another minor concern is an upstart competitor, Mansur Industries. Mansur is a developmental-stage company offering industrial-parts washers based on a different technology than Safety-Kleen's. With excellent public relations, this stock has more than tripled since its initial public offering last fall. Yet, the company holds less than one percent market share and remains unprofitable. Our research, including recent meetings with Safety-Kleen management and in-depth conversations with customers, indicates Mansur has not made any significant technological breakthrough. As such, Safety-Kleen, with its extensive nationwide service network, has an overwhelming competitive advantage.

[LOGO]

Selling at 15 times next year's earnings and six times cash flow, Safety-Kleen remains an attractive core holding in our portfolio.

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ARIEL EQUITY FUNDS

TEN LARGEST HOLDINGS
as of June 30, 1997

1   CENTRAL NEWSPAPERS, INC.

    Leading media company that publishes daily and weekly newspapers in metropolitan Phoenix and Indianapolis

2   ECOLAB, INC.

    Leading developer and marketer of premium cleaning and sanitizing products and services for the hospitality markets

3   NORTHERN TRUST CORP.

    Chicago-based bank holding company

4   HASBRO, INC.

    World's largest toy manufacturer

5   MBIA, INC.

    Leading insurer of municipal bonds

6   ROUSE CO.

    Retail mall developer

7   INTERFACE, INC.

    World's leading manufacturer and marketer of carpet tiles

8   FIRST BRANDS CORP.

    Manufacturer and marketer of consumer products for home and automobile markets

9   SPECIALTY EQUIPMENT

    Manufacturer of commercial and institutional food service equipment

10  SAFETY KLEEN

    World's largest recycler of automotive and hazardous and non-hazardous fluids

ARIEL GROWTH FUND
    Inception November 6, 1986

ARIEL GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION, WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS.

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30,1997
--------------------------------------------------------------------------------
                             1 Year   3 Year   5 Year   10 Year   Life of Fund
--------------------------------------------------------------------------------
ARIEL GROWTH FUND            +29.4%   +19.3%   +14.3%   +13.5%    +14.7%

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.

ARIEL GROWTH FUND
PORTFOLIO COMPOSITION

[CHART]
Utilities 2.0%
Materials and Processing 21.8%
Other 2.9%
Producer Durables 9.4%
Financial Services 13.5%
Health Care 5.0%
Consumer Staples 8.6%
Consumer Discretionary & Services 36.8%

S&P 500
PORTFOLIO COMPOSITION

[CHART]
Other 5.6%
Utilities 9.3%
Autos & Transportation 3.6%
Other Energy 1.2%
Integrated Oils 7.8%
Technology 12.1%
Materials & Processing 6.9%
Consumer Staples 11.9%
Consumer Discretionary & Services 9.5%
Financial Services 16.1%
Producer Durables 4.5%
Health Care 11.6%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL GROWTH FUND AND COMPARABLE INDICES*

[GRAPH]

Plot Points

Ariel Growth Fund                      Nov 86            $10,000
                                       Dec 86            $10,203
                                       Dec 87            $11,367
                                       Dec 88            $15,905
                                       Dec 89            $19,900
                                       Dec 90            $16,699
                                       Dec 91            $22,163
                                       Dec 92            $24,763
                                       Dec 93            $26,924
                                       Dec 94            $25,786
                                       Dec 95            $30,562
                                       Dec 96            $37,747
                                       Jun 97            $43,062

S&P                                    Nov 86            $10,000
                                       Dec 86            $ 9,745
                                       Dec 87            $10,256
                                       Dec 88            $11,960
                                       Dec 89            $15,749
                                       Dec 90            $15,260
                                       Dec 91            $19,910
                                       Dec 92            $21,427
                                       Dec 93            $23,587
                                       Dec 94            $23,897
                                       Dec 95            $32,878
                                       Dec 96            $40,426
                                       Jun 97            $48,757

Russell 2500                           Nov 86            $10,000
                                       Dec 86            $ 9,737
                                       Dec 87            $ 9,281
                                       Dec 88            $11,391
                                       Dec 89            $13,604
                                       Dec 90            $11,580
                                       Dec 91            $16,988
                                       Dec 92            $19,738
                                       Dec 93            $23,002
                                       Dec 94            $22,759
                                       Dec 95            $29,975
                                       Dec 96            $35,680
                                       Jun 97            $39,695

ARIEL APPRECIATION FUND
    Inception December 1, 1989

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL, BUT DOES SO AT A LOWER LEVEL OF RISK THAN ARIEL GROWTH FUND. LIKE ARIEL GROWTH FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD--USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID CAP) STOCKS.

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 1997
-------------------------------------------------------------------------------
                                  1 Year    3 Year    5 Year    Life of Fund
-------------------------------------------------------------------------------
ARIEL APPRECIATION FUND           +31.0%    +19.2%    +14.8%    +13.4%

Total return does not reflect a maximum 4.75% sales load that was charged prior to July 15, 1994.

ARIEL APPRECIATION FUND
PORTFOLIO COMPOSITION

[CHART]
Utilities 3.1%
Materials and Processing 15.2%
Health Care 7.2%
Producer Durables 10.4%
Other 3.0%
Auto & Transportation 1.0%
Financial Services 15.8%
Consumer Discretionary & Services 36.0%
Consumer Staples 8.3%

S&P 500
PORTFOLIO COMPOSITION

[CHART]
Other 5.6%
Utilities 9.3%
Autos & Transportation 3.6%
Other Energy 1.2%
Integrated Oils 7.8%
Technology 12.1%
Materials & Processing 6.9%
Consumer Staples 11.9%
Consumer Discretionary & Services 9.5%
Financial Services 16.1%
Producer Durables 4.5%
Health Care 11.6%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

[GRAPH]

Plot Points

Ariel Appreciation Fund                Dec 89            $10,000
                                       Dec 90            $ 9,902
                                       Dec 91            $13,184
                                       Dec 92            $14,930
                                       Dec 93            $16,115
                                       Dec 94            $14,763
                                       Dec 95            $18,330
                                       Dec 96            $22,677
                                       Jun 97            $25,896

S&P                                    Dec 89            $10,000
                                       Dec 90            $ 9,922
                                       Dec 91            $12,945
                                       Dec 92            $13,932
                                       Dec 93            $15,336
                                       Dec 94            $15,539
                                       Dec 95            $21,378
                                       Dec 96            $26,286
                                       Jun 97            $31,703

Russell 2500                           Dec 89            $10,000
                                       Dec 90            $ 8,554
                                       Dec 91            $12,549
                                       Dec 92            $14,580
                                       Dec 93            $16,992
                                       Dec 94            $!6,812
                                       Dec 95            $22,142
                                       Dec 96            $26,356
                                       Jun 97            $29,322


TEN LARGEST HOLDINGS
as of June 30, 1997

1   HASBRO, INC.

    World's largest toy manufacturer

2   NORTHERN TRUST CORP.

    Chicago-based bank holding company

3   ROUSE CO.

    Retail mall developer

4   MBIA, INC.

    Leading insurer of municipal bonds

5   LEGGETT & PLATT, INC.

    Specializes in manufacturing and marketing components for the home furnishing industry and diversified markets

6   HARTE-HANKS COMMUNICATIONS

    Diversified communications company

7   SPECIALTY EQUIPMENT

    Manufacturer of commercial and institutional food service equipment

8   LONGS DRUG STORES, INC.

    A leading operator of retail drug stores in California and other western states

9   SHOREWOOD PACKAGING

    Manufacturer of high quality paperboard packaging

10  FIRST BRANDS CORP.

    Manufacturer and marketer of consumer products for home and automobile markets

SCHEDULE OF INVESTMENTS

ARIEL GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)


Number        COMMON STOCKS-99.19%               Cost           Market Value
of Shares

              ADVERTISING--2.98%
 66,500       Omnicom Group, Inc.              $ 954,683        $ 4,098,062
                                               ---------        -----------

              BUSINESS SERVICES--5.28%
151,900       Ecolab, Inc.                     1,883,095          7,253,225
                                               ---------          ---------

              CONSUMER PRODUCTS--6.56%
 24,000       Clorox Co.                         935,155          3,168,000
226,500       First Brands Corp.               3,150,016          5,195,344
 40,620       Oil-Dri Corporation of America     690,540            652,459
                                               ---------          ---------
                                               4,775,711          9,015,803
                                               ---------          ---------

              DIVERSIFIED OPERATIONS--3.04%
165,200       Whitman Corp.                    3,920,211          4,181,625
                                               ---------          ---------

Number        COMMON STOCKS-99.19% (cont)          Cost         Market Value
of Shares
              ENTERTAINMENT & LEISURE--4.90%
237,400       Hasbro, Inc.                     $3,423,889       $6,736,225
                                               ----------       -----------
              ENVIRONMENTAL--3.70%
301,350       Safety Kleen Corp.                4,758,938        5,085,281
                                               ----------       -----------

              FINANCIAL SERVICES--12.61%
 59,200       MBIA, Inc.                        3,399,385        6,678,500
144,700       Northern Trust Corp.              2,761,426        6,999,863
 70,700       T. Rowe Price Associates            274,648        3,649,888
                                               ----------       ----------
                                                6,435,459       17,328,251
                                               ----------       ----------
              FOOD & RESTAURANTS--5.06%
193,933       Bob Evans Farms, Inc.             2,305,055        3,284,740
145,600       McCormick & Co., Inc.             3,129,561        3,676,400
                                               ----------       ----------
                                                5,434,616        6,961,140
                                               ----------       ----------
              FURNITURE & FURNISHINGS--10.19%
264,100       Interface, Inc., Class A          3,989,788        5,843,212
102,600       Leggett & Platt, Inc.             1,071,207        4,411,800
103,990       Miller (Herman), Inc.               898,755        3,743,640
                                               ----------       ----------
                                                5,959,750       13,998,652
                                               ----------       ----------

Number        COMMON STOCKS-99.19% (cont)         Cost          Market Value
of Shares

              HEALTH CARE--4.92%
 63,200       Allergan, Inc.                   $1,706,193       $2,010,550
170,300       Bergen Brunswig Corp., Class A    2,441,648        4,747,113
                                               ----------       ----------
                                                4,147,841        6,757,663
                                               ----------       ----------

              INDUSTRIAL--5.33%
 73,400       Brady (WH) Co.                    1,625,350        2,128,600
352,200       Specialty Equipment Cos., Inc.*   4,033,263        5,194,950
                                               ----------       ----------
                                                5,658,613        7,323,550
                                               ----------       ----------

              INSURANCE--0.75%
 27,200       Arthur J. Gallagher & Co.           908,305        1,026,800
                                               ----------       ----------

              NEWSPAPERS--13.33%
627,110       American Media, Inc., Class A*    5,791,957        4,389,770
127,000       Central Newspapers, Inc., Class A 2,220,625        9,096,375
164,000       Harte-Hanks Communications        2,073,896        4,838,000
                                               ----------       ----------
                                               10,086,478       18,324,145
                                               ----------       ----------

              OFFICE & BUSINESS EQUIPMENT--4.75%
134,620       General Binding Corp.             1,968,983        3,836,670
143,900       Hunt Mfg. Co.                     1,916,478        2,698,125
                                               ----------       ----------
                                                3,885,461        6,534,795
                                               ----------       ----------

Number        COMMON STOCKS-99.19% (cont)         Cost          Market Value
of Shares

              PACKAGING--3.69%
223,000       Shorewood Packaging Corp.*       $2,269,493       $5,073,250
                                               ----------       ----------
              PRINTING & PUBLISHING--2.12%
 64,400       Golden Books                        710,594          805,000
  8,000       Lee Enterprise                      186,480          211,000
137,000       Thomas Nelson, Inc.               1,760,738        1,900,875
                                               ----------       ----------
                                                2,657,812        2,916,875
                                               ----------       ----------
              REAL ESTATE--4.41%
205,700       Rouse Co.*                        2,311,964        6,068,150
                                               ----------       ----------

              RETAILING--3.56%
187,000       Longs Drug Stores, Inc.           3,312,291        4,897,061
                                               ----------       ----------

              TELEPHONE COMMUNICATIONS--2.01%
 60,200       Century Telephone Enterprises     2,669,809        2,765,744
                                               ----------       ----------

              Total Common Stocks              75,454,419       136,346,297
                                              -----------      ------------

Principal     REPURCHASE AGREEMENTS-1.64%
Amount

$2,257,358    State Street Bank & Trust
              Company Repurchase Agreement,
              4.75%, dated 6/30/97, repurchase
              price $2,257,655, maturing 7/1/97
              (collateralized by U.S. Treasury
              Bond, 6.125%, 5/15/98)           $2,257,358       $2,257,358
                                               ----------       ----------

              Total Repurchase Agreements       2,257,358        2,257,358
                                               ----------       ----------

              Total Investments-100.83%      $ 77,711,777      138,603,655
                                             ------------
                                             ------------
              Liabilities, less
              Cash and Other Assets-(0.83)%                     (1,141,030)
                                                              -------------
              NET ASSETS-100.00%                              $137,462,625
                                                              -------------
                                                              -------------

*Non-income producing

ARIEL APPRECIATION FUND
     SCHEDULE OF INVESTMENTS
     JUNE 30, 1997 (UNAUDITED)


Number        COMMON STOCKS-95.46%                Cost          Market Value
of Shares

              ADVERTISING--2.98%
 80,150       Omnicom Group, Inc.              $1,565,730       $4,939,244
                                               ----------       ----------
              BUSINESS SERVICES--2.80%
 64,800       Ecolab, Inc.                      1,601,491        3,094,200
 41,900       Equifax, Inc.                       313,754        1,558,156
                                                ---------       ----------
                                                1,915,245        4,652,356
                                               ----------       ----------

              CHEMICALS--2.71%
 35,259       Autoliv, Inc.                       995,789        1,379,508
103,400       Morton International, Inc.        2,467,804        3,121,387
                                               ----------       ----------
                                                3,463,593        4,500,895
                                               ----------       ----------

              CONSUMER PRODUCTS--5.88%
 31,850       Clorox Co.                        2,322,561        4,204,200
242,000       First Brands Corp.                4,988,816        5,550,875
                                               ----------       ----------
                                                7,311,377        9,755,075
                                               ----------       ----------

Number        COMMON STOCKS-95.46% (cont)         Cost          Market Value
of Shares

              DIVERSIFIED OPERATIONS--3.03%
198,600       Whitman Corp.                    $4,846,243       $5,027,063
                                               ----------       ----------
              ENTERTAINMENT & LEISURE--7.75%
116,700       Carnival Cruise Lines, Inc.       1,805,622        4,813,875
283,750       Hasbro, Inc.                      4,504,776        8,051,406
                                               ----------       ----------
                                                6,310,398       12,865,281
                                               ----------       ----------

              ENVIRONMENTAL--3.16%
310,300       Safety Kleen Corp.                4,730,595        5,236,312
                                               ----------       ----------

              FINANCIAL SERVICES--13.45%
 62,000       MBIA, Inc.                        4,053,446        6,994,375
 66,370       MBNA Corp.                          462,809        2,430,801
166,200       Northern Trust Corp.              3,482,478        8,039,925
 93,900       T. Rowe Price Associates          1,360,696        4,847,587
                                               ----------       ----------
                                                9,359,429       22,312,688
                                               ----------       ----------

              FOOD & RESTAURANTS--3.03%
115,400       Bob Evans Farms, Inc.             2,258,483        1,954,587
122,055       McCormick & Co., Inc.             2,710,051        3,081,889
                                               ----------       ----------
                                                4,968,534        5,036,476
                                               ----------       ----------

Number        COMMON STOCKS-95.46% (cont)      Cost             Market Value
of Shares
              FURNITURE & FURNISHINGS--6.87%
  153,860     Leggett & Platt, Inc.            $1,876,028       $6,615,980
  132,800     Miller (Herman), Inc.             1,841,560        4,780,800
                                               ----------       ----------
                                                3,717,588       11,396,780
                                               ----------       ----------

              HEALTH CARE--6.92%
   76,100     Allergan, Inc.                    2,436,275        2,420,931
  194,733     Bergen Brunswig Corp., Class A    3,005,763        5,428,182
   91,000     Sybron Corp.*                     1,050,861        3,628,625
                                               ----------       ----------
                                                6,492,899       11,477,738
                                               ----------       ----------

              INDUSTRIAL--6.30%
  155,700     Brady (WH) Co.                    3,303,191        4,515,300
  402,100     Specialty Equipment Cos., Inc.*   5,148,160        5,930,975
                                               ----------       ----------
                                                8,451,351       10,446,275
                                               ----------       ----------

              INSURANCE--0.79%
   34,500     Arthur J. Gallagher & Co.         1,156,293        1,302,375
                                               ----------       ----------

              NEWSPAPERS--7.39%
   61,300     Central Newspapers, Inc.,
              Class A                           2,995,079        4,390,613
  211,575     Harte-Hanks Communications        2,546,985        6,241,463
   34,000     Tribune Co.                         863,186        1,634,125
                                               ----------       ----------
                                                6,405,250       12,266,201
                                               ----------       ----------

Number        COMMON STOCKS-95.46% (cont)      Cost             Market Value
of Shares
              OFFICE & BUSINESS EQUIPMENT--3.56%
  129,305     General Binding Corp.            $2,131,766       $3,685,193
   31,900     Pitney-Bowes, Inc.                1,103,507        2,217,050
                                               ----------       ----------
                                                3,235,273        5,902,243
                                               ----------       ----------

              PACKAGING--3.47%
  252,810     Shorewood Packaging Corp.*        2,666,047        5,751,428
                                               ----------       ----------

              PRINTING & PUBLISHING--4.12%
   38,400     Houghton Mifflin Co.              1,106,777        2,563,200
   74,500     Lee Enterprises                   1,878,904        1,964,938
  166,600     Thomas Nelson, Inc.               1,966,197        2,311,575
                                               ----------       ----------
                                                4,951,878        6,839,713
                                               ----------       ----------

              REAL ESTATE--4.71%
  264,700     Rouse Co.*                        2,938,365        7,808,650
                                               ----------       ----------

              RETAILING--3.56%
  225,840     Longs Drug Stores, Inc.
                                                4,114,765        5,914,185
                                               ----------       ----------

Number        COMMON STOCKS-95.46% (cont)        Cost          Market Value
of Shares

              TELEPHONE COMMUNICATIONS--2.98%
   146,600    Century Telephone Enterprises      $4,617,028      $4,938,588
                                                 ----------      ----------

              Total Common Stocks                93,217,881     158,369,566
                                                 ----------     -----------

 Principal    REPURCHASE AGREEMENTS-5.16%
    Amount
$8,555,264    State Street Bank & Trust
              Company Repurchase Agreement,
              4.75%, dated 6/30/97, repurchase
              price $8,556,393, maturing 7/1/97
              (collateralized by U.S. Treasury
              Bond, 6.125%, 5/15/98)              8,555,264       8,555,264
                                                 ----------      ----------

              Total Repurchase Agreements         8,555,264       8,555,264
                                                 ----------      ----------

              Total Investments-100.62%        $101,773,145     166,924,830
                                               ------------
                                               ------------

              Liabilities, less Cash
              and Other Assets-(0.62)%                           (1,029,011)
                                                               ------------
              NET ASSETS-100.00%                               $165,895,819
                                                               ------------
                                                               ------------

*Non-income producing

EQUITY STATISTICAL SUMMARY

ARIEL GROWTH
(UNAUDITED)


                                                                         EARNINGS PER SHARE
                                                                         ------------------
                                                          52-WEEK
                                                         PRICE RANGE      1996      1997         1996      1997      MARKET
                                  TICKER    PRICE       -------------    ACTUAL   ESTIMATE       P/E       P/E        CAP.
COMPANY                           SYMBOL  6/30/97       LOW      HIGH   CALENDAR  CALENDAR     CALENDAR  CALENDAR    ($MM)
Oil-Dri Corporation               ODC       16.06     12.75     17.75      0.85      1.06        18.9      15.2       104
Hunt Manufacturing Co.            HUN       18.75     12.75     19.13      1.37      1.30        13.7      14.4       206
Thomas Nelson, Inc.               TNM       13.88      8.88     15.25      0.04      0.58          nm      23.9       282
American Media, Inc.              ENQ        7.00      4.38      7.00      0.13      0.37        53.8      18.9       293
Specialty Equipment Cos., Inc.    SPEQ      14.75     10.25     15.00      1.34      1.43        11.0      10.3       310
Shorewood Packaging Corp.         SHOR      22.75     14.50     22.88      1.26      1.47        18.1      15.5       414
General Binding Corp.             GBND      28.50     20.00     33.25      1.60      1.80        17.8      15.8       450
Interface, Inc.                   IFSIA     22.13     13.44     25.63      1.23      1.53        18.0      14.5       522
Golden Books Family Ent.          GBFE      12.50      7.88     13.38     (3.06)    (0.32)         nm        nm       606
Arthur J. Gallagher & Co.         AJG       37.75     29.13     37.75      2.58      2.73        14.6      13.8       619
W.H. Brady Co.                    BRCOA     29.00     20.50     29.50      1.32      1.55        22.0      18.7       635
Bob Evans Farms, Inc.             BOBE      16.94     12.13     17.25      0.82      1.10        20.7      15.4       722
First Brands Corp.                FBR       22.94     20.13     29.38      1.62      1.34        14.2      17.1       927
Safety Kleen Corp.                SK        16.88     14.13     18.63      1.05      1.03        16.1      16.4       984
Longs Drug Stores, Inc.           LDG       26.19     18.94     27.50      1.49      1.52        17.6      17.2     1,027
Harte-Hanks Communications        HHS       29.50     24.50     31.63      1.28      1.49        23.0      19.8     1,097
Lee Enterprises                   LEE       26.38     19.00     27.00      1.21      1.47        21.8      17.9     1,227
Bergen Brunswig Corp.             BBC       28.13     19.80     31.00      1.48      1.70        19.0      16.5     1,412
Herman Miller, Inc.               MLHR      36.00     14.94     42.50      1.50      1.97        24.0      18.3     1,703
Central Newspapers, Inc.          ECP       71.63     33.38     71.63      2.31      3.28        31.0      21.8     1,891
McCormick & Co., Inc.             MCCRK     25.25     18.88     27.00      1.03      1.30        24.5      19.4     1,919
Century Telephone Enterprises     CTL       33.69     28.50     34.50      2.14      2.45        15.7      13.8     2,025
Allergan Inc.                     AGN       31.81     25.88     42.00      2.00      1.80        15.9      17.7     2,084
The Rouse Co.                     RSE       29.50     24.38     32.25      2.16      2.46        13.7      12.0     2,274
Whitman Corp.                     WH        24.00     21.63     26.75      1.38      1.40        17.4      17.1     2,438
T. Rowe Price Associates          TROW      51.63     22.75     54.25      1.59      1.94        32.5      26.6     2,989
Ecolab, Inc.                      ECL       47.75     29.50     48.06      1.75      2.12        27.3      22.5     3,099
Hasbro, Inc.                      HAS       28.38     21.25     29.67      1.52      1.72        18.7      16.5     3,635
Leggett & Platt, Inc.             LEG       43.00     24.13     43.00      1.85      2.15        23.2      20.0     3,990
MBIA, Inc.                        MBI      112.81     73.00    122.00      7.22      8.06        15.6      14.0     4,885
Omnicom Group, Inc.               OMC       61.63     38.00     64.56      2.25      2.65        27.4      23.3     5,035
Northern Trust Corp.              NTRS      48.38     28.38     51.88      2.20      2.58        22.0      18.8     5,394
Clorox Co.                        CLX      132.19     86.88    134.19      4.52      4.99        29.2      26.5     6,834


Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes.
nm= not meaningful

ARIEL APPRECIATION
(UNAUDITED)


                                                                         EARNINGS PER SHARE
                                                                         ------------------
                                                          52-WEEK
                                                         PRICE RANGE      1996      1997         1996      1997      MARKET
                                  TICKER    PRICE       -------------    ACTUAL   ESTIMATE       P/E       P/E        CAP.
COMPANY                           SYMBOL  6/30/97       LOW      HIGH   CALENDAR  CALENDAR     CALENDAR  CALENDAR    ($MM)
Thomas Nelson, Inc.               TNM       13.88      8.88     15.25      0.04      0.58           nm      23.9       282
Specialty Equipment Cos., Inc.    SPEQ      14.75     10.25     15.00      1.34      1.43         11.0      10.3       310
Shorewood Packaging Corp.         SHOR      22.75     14.50     22.88      1.26      1.47         18.1      15.5       414
General Binding Corp.             GBND      28.50     20.00     33.25      1.60      1.80         17.8      15.8       450
Arthur J. Gallagher & Co.         AJG       37.75     29.13     37.75      2.58      2.73         14.6      13.8       619
W.H. Brady Co.                    BRCOA     29.00     20.50     29.50      1.32      1.55         22.0      18.7       635
Bob Evans Farms, Inc.             BOBE      16.94     12.13     17.25      0.82      1.10         20.7      15.4       722
First Brands Corp.                FBR       22.94     20.13     29.38      1.62      1.34         14.2      17.1       927
Houghton Mifflin Co.              HTN       66.75     45.25     66.75      2.22      3.10         30.1      21.5       948
Safety Kleen Corp.                SK        16.88     14.13     18.63      1.05      1.03         16.1      16.4       984
Longs Drug Stores, Inc.           LDG       26.19     18.94     27.50      1.49      1.52         17.6      17.2     1,027
Harte-Hanks Communications        HHS       29.50     24.50     31.63      1.28      1.49         23.0      19.8     1,097
Lee Enterprises                   LEE       26.38     19.00     27.00      1.21      1.47         21.8      17.9     1,227
Bergen Brunswig Corp.             BBC       28.13     19.80     31.00      1.48      1.70         19.0      16.5     1,412
Herman Miller, Inc.               MLHR      36.00     14.94     42.50      1.50      1.97         24.0      18.3     1,703
Sybron Corp.                      SYB       39.88     23.88     39.88      1.41      1.79         28.3      22.3     1,882
Central Newspapers, Inc.          ECP       71.63     33.38     71.63      2.31      3.28         31.0      21.8     1,891
McCormick & Co., Inc.             MCCRK     25.25     18.88     27.00      1.03      1.30         24.5      19.4     1,919
Century Telephone Enterprises     CTL       33.69     28.50     34.50      2.14      2.45         15.7      13.8     2,025
Allergan Inc.                     AGN       31.81     25.88     42.00      2.00      1.80         15.9      17.7     2,084
The Rouse Co.                     RSE       29.50     24.38     32.25      2.16      2.46         13.7      12.0     2,274
Whitman Corp.                     WH        24.00     21.63     26.75      1.38      1.40         17.4      17.1     2,438
T. Rowe Price Associates          TROW      51.63     22.75     54.25      1.59      1.94         32.5      26.6     2,989
Ecolab, Inc.                      ECL       47.75     29.50     48.06      1.75      2.12         27.3      22.5     3,099
Hasbro, Inc.                      HAS       28.38     21.25     29.67      1.52      1.72         18.7      16.5     3,635
Leggett & Platt, Inc.             LEG       43.00     24.13     43.00      1.85      2.15         23.2      20.0     3,990
Autoliv Inc.                      ALV       39.13     33.38     40.25      1.72      1.85         22.8      21.2     3,991
Morton International, Inc.        MII       30.19     29.88     44.63      1.31      1.55         23.0      19.5     4,227
MBIA, Inc.                        MBI      112.81     73.00    122.00      7.22      8.06         15.6      14.0     4,885
Omnicom Group, Inc.               OMC       61.63     38.00     64.56      2.25      2.65         27.4      23.3     5,035
Northern Trust Corp.              NTRS      48.38     28.38     51.88      2.20      2.58         22.0      18.8     5,394
Equifax, Inc.                     EFX       37.19     24.13     37.19      1.21      1.45         30.7      25.6     5,400
Tribune Co.                       TRB       48.06     31.63     50.31      1.97      2.15         24.4      22.4     5,897
Clorox Co.                        CLX      132.19     86.88    134.19      4.52      4.99         29.2      26.5     6,834
Pitney Bowes, Inc.                PBI       69.50     43.25     74.88      3.12      3.53         22.3      19.7    10,133
MBNA Corp.                        KRB       36.63     16.75     37.88      1.33      1.70         27.5      21.5    12,238
Carnival Corporation              CCL       41.25     24.50     45.00      1.95      2.18         21.2      18.9    12,280


Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes.

ARIEL PREMIER BOND

DEAR FELLOW SHAREHOLDER: For the three months ending June 30, 1997, the Ariel Premier Bond Fund, Institutional Class returned 3.55% and the Ariel Premier Bond Fund, Investor Class returned 3.37%. The broader bond market as represented by the Lehman Brothers Aggregate Bond Index gained 3.68% over the same period. The Institutional Class continues to slightly outpace the Index for the year to date, with a 3.17% return versus 3.10% for the Index. Additionally, the Institutional Class lands well within the top quintile of Morningstar's high-quality bond fund objective, with year-to-date total return through June 30 ranking 30th out of 244 funds. The Institutional Class fares equally well over the trailing one-year period ending June 30, with a total return ranking 39th out of 239 high-quality peers, as ranked by Morningstar's PRINCIPIA.

Lower-rated corporate securities fared quite well in the second quarter, and our high-quality AAA-rated status held us back somewhat relative to the broad bond market. Among our high-quality peers, however, our short duration posture kept us well ahead of the norm year to date. The most significant change in our portfolio strategy occurred in May when we slightly shortened the Fund's duration. This move reflects our belief that above-trend economic growth will continue. The Federal Reserve may raise short-term interest rates in such an environment in order to control growth and thereby head off inflation. While the possibility of higher rates had not yet been reflected in bond yields as of the end of the second quarter, we felt it prudent to be prepared for at least a 1/2% rise in interest rates by year end.

Minimizing the Bond Fund's sensitivity to interest rates is only one aspect of our ongoing effort to limit risk to our shareholders. We remain sensitive to prepayment risk by emphasizing mortgages with discount coupons. We also continue to minimize credit risk with our underweighting in corporates. To offset the yield lost by our moderate investment in corporate bonds, we maintain a significant position in asset-backed securities.

As always, we are grateful for the opportunity to serve you, and we welcome any questions or comments you might have.

Sincerely,


/s/ John W. Rogers, Jr.                /s/ Kenneth R. Meyer

John W. Rogers, Jr.                    Kenneth R. Meyer
President                              President
Ariel Capital Management, Inc.         Lincoln Capital Management Company

ARIEL PREMIER BOND FUND
Institutional Class Inception October 1, 1995
Investor Class Inception February 1, 1997

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 1997
--------------------------------------------------------------------------------
                                       2Q97         1 Year      Life of Fund
--------------------------------------------------------------------------------

Ariel Premier Bond Fund, Inst. Cl.     3.55%        +8.12%      +5.7%
Ariel Premier Bond Fund, Inv.  Cl.     3.37%                    +2.7%



Ariel Premier Bond Fund seeks to maximize total return through a combination of income and capital appreciation by investing in high-quality fixed income securities. The fund may invest in investment-grade bonds including U.S. Government (and government agency) securities, corporate bonds, mortgage-related securities and asset-backed securities. Under normal conditions, at least 80% of the funds assets will be invested in fixed income securities rated A or better by the recognized rating agencies. Ariel Premier Bond Fund will not invest in "junk bonds" or other low-rated securities.


ARIEL PREMIER BOND FUND PORTFOLIO COMPOSITION

[CHART]

Repurchase Agreements 1.9%
Asset-Backed 20.3%
Government & Agency 35.2%
Mortgage-Backed 20.4%
Commercial Paper 16.7%
Corporate 5.5%


LEHMAN AGGREGATE BOND INDEX PORTFOLIO COMPOSITION

[CHART]

Corporate 18.5%
Government & Agency 50.6%
Mortgage-Backed 29.9%
Asset-Backed 1.0%

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INV. CL. AND COMPARABLE INDICES*

[GRAPH]

Plot Points

Ariel Premier Bond Fund, Inv. Cl.                Feb 97         $10,000
                                                 Mar 97         $ 9,930
                                                 Jun 97         $10,265

Lehman Aggregate                                 Feb 97         $10,000
                                                 Mar 97         $ 9,914
                                                 Jun 97         $10,279

*Statistics represent past performance which is not indicative of future results.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND, INST. CL. AND COMPARABLE INDICES*

[GRAPH]

Plot Points

Ariel Premier Bond Fund, Inst. Cl                Oct 95         $10,000
                                                 Dec 95         $10,351
                                                 Mar 96         $10,092
                                                 Jun 96         $10,189
                                                 Sep 96         $10,396
                                                 Dec 96         $10,677
                                                 Jun 97         $11,016

Lehman Aggregate                                 Oct 95         $10,000
                                                 Dec 95         $10,426
                                                 Mar 96         $10,240
                                                 Jun 96         $10,298
                                                 Sep 96         $10,490
                                                 Dec 96         $10,805
                                                 Jun 97         $11,140

*Statistics represent past performance which is not indicative of future results.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)

 Par Value  ASSET-BACKED SECURITIES-20.25%               Cost       Market Value

$2,650,000  CSFB, 97-C1 A1C, 7.24%, 4/20/07           $2,690,538      $2,676,500
   470,000  Capital Equipment Receivables
            Trust, 6.28%, 6/15/00                        469,903         469,958
    70,000  Circuit City Credit Card,
            1995-1A, 6.375%, 8/15/05                      69,151          69,892
 1,170,000  Finger Hut, 96-1A, 6.45%, 2/20/02          1,177,898       1,172,246
   800,000  First Omni, 96-AA, 6.65%, 9/15/03            807,326         801,520
    60,000  Green Tree Financial, 1995-1 A5,
            8.40%, 6/15/25                                65,901          62,761
 1,450,000  J.C. Penney Master Credit Card Trust,
            1990-C1, 9.625%, 6/30/00                   1,571,171       1,561,737
 1,610,695  Merrill Lynch Mortgage Investors, Inc.,
            1995-C2-A1, Floating Rate, 6/15/21         1,632,685       1,626,802
   300,000  The Money Store, 1996-1 A3,
            6.85%, 12/20/02                              299,959         303,426
   550,000  The Money Store, 1997-A A3,
            6.675%, 4/15/12                              549,830         552,041
   300,000  The Money Store, 1996-B A6,
            7.38%, 5/15/17                               299,954         303,555
   200,000  Olympic Auto Receivables,
            1995-EA4, 5.85%, 3/15/01                     198,129         199,682



 Par Value  ASSET-BACKED SECURITIES-20.25% (cont)        Cost       Market Value

$1,440,000  Prime, 95-1A, 6.75%, 11/15/05             $1,446,713      $1,446,840
   350,000  Private Label Credit Card,
            1994-2A, 7.80%, 9/20/03                      357,222         359,016
   430,000  Salomon Brothers, 96LB3, 6.875%,
            10/25/26                                     429,974         430,452
    45,000  Sears Credit Account, 96-1A,
            6.20%, 2/16/06                                44,137          44,494
   440,000  Sears Credit Account, 96-2A,
            6.50%, 10/15/03                              437,800         441,870
 2,005,000  Sears Credit Account, 96-4A,
            6.45%, 10/16/06                            2,000,844       1,987,557
   420,000  Standard Credit Card Master -
            Citibank, 94-4A, 8.25%, 11/7/03              445,972         445,418
   300,000  Standard Credit Card Master -
            Citibank, 8.25%, 1/7/07                      322,065         324,693
 1,400,000  Team Fleet Financial Co.,
            97-1A, 7.35%, 5/15/03                      1,399,064       1,420,132
   300,000  UCFC, 96 CA 3, 7.15%,
            12/15/13                                     299,954         301,896
 1,880,000  World Financial, 96-A,
            6.70%, 2/15/04                             1,889,826       1,890,340
 2,523,101  World Omni Auto Lease,
            1996-AA1, 6.30%, 6/25/02                   2,527,980       2,532,260
   400,000  World Omni Auto Lease,
            1996-BA3, 6.25%,11/15/02                     399,378         399,148
                                                      -----------     ----------

            Total Asset-Backed Securities             21,833,374      21,824,236
                                                      -----------     ----------

Par Value   CORPORATE DEBT-5.51%                        Cost       Market Value

 $275,000   Bank of America, 8.0%, 12/15/26            $271,232        $275,688
  275,000   J.C. Penney Co., 7.625%, 3/1/97             269,473         268,125
   95,000   JP Morgan Capital, 7.54%, 1/15/27            95,000          91,081
1,400,000   Phillip Morris, 7.125%, 8/15/02           1,389,887       1,393,000
1,918,480   Railcar Leasing LLC, 6.75%,
            7/15/06                                   1,917,721       1,913,683
1,598,961   Railcar Trust, 1992-1A, 7.75%,
            6/1/04                                    1,668,752       1,658,474
  340,000   US West Capital Funding, Inc.,
            6.95%, 1/15/37                              339,321         339,575
                                                    -----------     -----------

            Total Corporate Debt                      5,951,386       5,939,626
                                                    -----------     -----------

            U.S. GOVERNMENT AGENCIES-24.49%

            MORTGAGE-BACKED SECURITIES--20.43%
4,070,026   Federal Home Loan Mortgage
            Corp. (FHLMC),
            6.50%, 2/1/26                             3,938,509       3,916,097
1,472,559   FHLMC Federal Home Loan,
            6.50%, 11/1/25                            1,390,050       1,421,019
5,633,403   FHLMC Gold, 6.50%, 3/1/26                 5,327,725       5,408,067
  438,101   FHLMC Gold, 6.50%, 4/1/26                   404,074         420,445
  748,746   FHLMC Gold, 6.50%, 5/1/26                   690,588         718,706
   44,805   Federal National Mortgage
            Association (FNMA),
            7.00%, 10/1/23                               44,040          44,077


Par Value   U.S. GOVERNMENT AGENCIES-24.49% (cont)      Cost       Market Value

            MORTGAGE-BACKED SECURITIES--20.43% (CONT)
$1,866,921  FNMA, 6.50%, 4/1/24                      $1,780,203      $1,792,823
   454,390  FNMA, 7.00%, 5/1/24                         446,625         447,006
   475,815  FNMA, 6.50%, 11/1/25                        436,956         456,188
 1,525,832  FNMA, 6.50%, 1/1/26                       1,479,162       1,461,457
 6,187,632  FNMA, 6.50%, 5/1/26                       5,832,194       5,926,575
                                                     ----------     -----------
                                                     21,770,126      22,012,460
                                                     ----------     -----------
            OTHER AGENCY ISSUES--4.06%
  250,000   Government Trust Certificate,
            Aid Israel, 5.70%, 2/15/03                  249,267         238,438
1,746,022   Government Trust Certificate,
            Israel Trust, Series 2E, 9.40%,
            5/15/02                                   1,865,051       1,846,418
1,250,423   Pemex Exp Trust, 7.66%, 8/15/01           1,288,101       1,281,746
  630,000   Resolution Funding Corporation,
            8.125%, 10/15/19                            696,884         713,538
  245,000   Resolution Funding Corporation,
            8.875%, 7/15/20                             304,316         298,954
                                                     ----------     -----------

                                                      4,403,619       4,379,094
                                                     ----------     -----------

            Total U.S. Government Agencies           26,173,745      26,391,554
                                                     ----------     -----------

Par Value     U.S. GOVERNMENT OBLIGATIONS-31.16%         Cost      Market Value

$13,460,000   U.S.  Treasury Bond,
              8.125%, 8/15/19                       $15,083,479     $15,356,514
  2,660,000   U.S. Treasury Note,
              5.625%, 11/30/98                        2,636,913       2,647,924
 11,825,000   U.S. Treasury Note,
              7.50%, 10/31/99                        12,144,290      12,156,926
  2,750,000   U.S. Treasury Note,
              7.875%, 11/15/04                        2,985,939       2,964,858
    450,000   U.S. Treasury Note,
              6.50%, 5/15/05                            445,533         448,844
                                                     ----------     -----------
              Total U.S. Government
              Obligations                            33,296,154      33,575,066
                                                     ----------     -----------

              COMMERCIAL PAPER-16.67%

  1,000,000   AT&T Corp., 5.52%, 7/1/97               1,000,000       1,000,000
  1,000,000   Ameritech Capital Corp.,
              5.510%, 7/18/97                           997,398         997,398
  1,500,000   Bellsouth Telecommunication,
              5.50%, 7/9/97                           1,498,167       1,498,167
  1,000,000   Du Pont Ei De Nemours,
              5.51%, 7/10/97                            998,623         998,623
  1,500,000   Eastman Kodak Co., 5.50%,
              7/17/97                                 1,496,333       1,496,333
  1,500,000   Ford Motor Credit Co., 5.53%,
              7/14/97                                 1,497,005       1,497,005
  1,000,000   General Electric Capital Corp.,
              5.55%, 7/22/97                            996,763         996,763
  1,500,000   Heinz Co., 5.50%, 7/17/97               1,496,333       1,496,333
  1,500,000   Metlife Funding, 5.51%,
              7/14/97                                 1,497,015       1,497,015

  Par Value   COMMERCIAL PAPER-16.67% (cont)           Cost        Market Value

 $1,000,000   National Rural Utilities, 5.54%,
              7/23/97                                  $996,614        $996,614
  1,500,000   Norwest Corporation, 5.52%,
              7/17/97                                 1,496,320       1,496,320
  1,500,000   Pepsico, Inc., 5.50%,
              7/21/97                                 1,495,416       1,495,416
  1,000,000   Southern California Edison Co.,
              5.55%, 7/21/97                          1,495,375       1,495,375
  1,000,000   Xerox Credit Corporation,
              5.55%, 7/25/97                            996,300         996,300
                                                     ----------     -----------

              Total Commercial Paper                 17,957,662      17,957,662
                                                     ----------     -----------
              REPURCHASE AGREEMENTS-1.09%
  1,177,680   State Street Bank & Trust
              Company Repurchase
              Agreement, 4.75%, 6/30/97,
              repurchase price $1,177,835,
              maturing 7/1/97 (collateralized
              by U.S. Treasury Bond,
              6.125%, 5/15/98)                        1,177,680       1,177,680
                                                     ----------     -----------
              Total Repurchase
              Agreements                              1,177,680       1,177,680
                                                     ----------     -----------
              Total Investments-99.17%             $106,390,001     106,865,824
                                                   ------------
                                                   ------------
              Other Assets and Cash
              less Liabilities-0.83%                                    892,870
                                                                   ------------

              NET ASSETS-100.00%                                   $107,758,694
                                                                   ------------
                                                                   ------------


26
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INTENTIONALLY LEFT BLANK.

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is founder, chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. Bert is active in community affairs, philanthropy and politics.

MARIO L. BAEZA Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the President and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College. Jim serves on the board of directors of Commonwealth Edison Company and Unicom Corp.

WILLIAM C. DIETRICH, C.P.A. Bill is a director and vice president, treasurer and CFO of Streamline Mid-Atlantic, Inc., a provider of home shopping services to the retail grocery and pharmacy industries. He has a B.A. from Georgetown University. Bill serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Director of program advancement for the Massachusetts Institute of Technology, Royce is also president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. He earned his B.A. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

JOHN G. GUFFEY Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received a B.A. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart, The Washington Design Center, and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention & Tourism Bureau, the Greater Chicago Food Depository, and Boston-based Citizens Energy Corp. and Citizens Corp.

ERIC T. MCKISSACK, CFA In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

AND ON...AND ON. SOON THE HARE WAS SO FAR AHEAD HE THOUGHT HE MIGHT AS WELL HAVE A REST, SO DOWN HE LAY AND FELL FAST ASLEEP...AS THE TORTOISE PLODDED ON...AND ON. SUDDENLY THE HARE WOKE UP WITH A START. WHAT WAS THE TIME? WHERE WAS THE TORTOISE? HE DASHED ON AT HIS FASTEST PACE...ONLY TO FIND THAT THE TORTOISE HAD ALREADY WON THE RACE.

                                 SLOW AND STEADY WINS THE RACE

ARIEL MUTUAL FUNDS
                                                                ----------------
Ariel Investment Trust                                              BULK MAIL
307 North Michigan Avenue                                         U.S. POSTAGE
Suite 500                                                             PAID
Chicago, Illinois 60601                                          PERMIT NO. 6784
                                                                   CHICAGO, IL
                                                                 ---------------









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